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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-3168) pertaining to the Neuromedical Systems, Inc. 1993 Stock Incentive Plan of our report dated February 6, 1998, with respect to the consolidated financial statements and schedule of Neuromedical Systems, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.

                                                              Ernst & Young LLP

Hackensack, N.J.
March 27, 1998